Exhibit 99.16

MBNA MASTER CREDIT CARD TRUST II

SERIES 1996-M

KEY PERFORMANCE FACTORS
SEPTEMBER, 2000



        Expected B Maturity                                       12/15/06


        Blended Coupon                                          6.8674%



        Excess Protection Level
          3 Month Average  5.75%
          September, 2000  5.74%
          August, 2000  5.50%
          July, 2000  6.02%


        Cash Yield                                  19.29%


        Investor Charge Offs                        4.49%


        Base Rate                                   9.06%


        Over 30 Day Delinquency                     4.99%


        Seller's Interest                           8.50%


        Total Payment Rate                          13.85%


        Total Principal Balance                     $ 54,293,652,263.17


        Investor Participation Amount               $ 500,000,000.00


        Seller Participation Amount                 $ 4,612,451,744.68